Exhibit 32.2

Certification of Chief Financial Officer pursuant to 18 U.S.C.
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of eXp World Holdings, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hererof (the “Report”), I, Alan Goldman, as Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 15, 2018

By:	/s/ Alan Goldman
Alan Goldman
Chief Financial Officer (Principal Financial Officer)